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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2001

AFTERMARKET TECHNOLOGY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oak Hill Center—Suite 400, Westmont, IL		60559
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:		(630) 455-6000

None
(Former name or address, if changed since last report)

AFTERMARKET TECHNOLOGY CORP.
FORM 8-K

Item 5. Other Events.

    This report is being filed solely for the purpose of filing the documents included as Exhibits 3.1, 3.2, 10.1, 10.2 and 10.3 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

  3.1
  Restated Certificate of Incorporation of Aftermarket Technology Corp.

  3.2
  Amended and Restated Bylaws of Aftermarket Technology Corp.

  10.1
  Amendment No. 2 to Stock Purchase Agreement dated as of May 25, 2001 between Aftermarket Technology Corp. and ATC Distribution Group (as the successor to ATCDG Acquisition Corp., Inc.).

  10.2
  Agreement dated as of July 2, 2001 between Aftermarket Technology Corp. and ATC Distribution Group (as the successor to ATCDG Acquisition Corp., Inc.).

  10.3
  Amendment No. 3 to Stock Purchase Agreement dated as of October 19, 2001 between Aftermarket Technology Corp. and ATC Distribution Group (as the successor to ATCDG Acquisition Corp., Inc.).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFTERMARKET TECHNOLOGY CORP.
Dated: December 21, 2001	By:	/s/ JOSEPH SALAMUNOVICH Joseph Salamunovich Vice President

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AFTERMARKET TECHNOLOGY CORP. FORM 8-K
SIGNATURES